UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 18, 2025, Hercules Capital, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 17, 2025, the record date for the Annual Meeting, 175,420,455 shares of the Company’s common stock were outstanding and entitled to vote.

The following matters were submitted at the Annual Meeting to the stockholders for consideration:

Proposal 1.	Election of three directors

Proposal 2.	Advisory vote to approve the Company’s named executive officer compensation

Proposal 3.	Authorization of the Company to sell or issue shares of its common stock at a price below its then-current net asset value (“NAV”) per share, subject to the conditions set forth in Proposal 3

Proposal 4.	Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent public accountant for the fiscal year ending December 31, 2025

At the Annual Meeting, stockholders (i) elected each of Scott Bluestein, Wade Loo and DeAnne Aguirre to serve as a Class III director until 2028, or until his or her successor is elected and qualified, (ii) on an advisory basis, approved the Company’s named executive officer compensation, (iii) did not authorize the Company to sell or issue shares of its common stock at a price below its then-current NAV per share, subject to the conditions set forth in Proposal 3, and (iv) ratified the selection of PwC to serve as the Company’s independent public accountant for the year ending December 31, 2025. Detailed results are below.

		For	Against	Abstain	Broker Non-Votes
Proposal 1	Scott Bluestein	63,732,497	1,111,333	1,305,121	62,194,527
	Wade Loo	61,882,801	2,636,652	1,629,498	62,194,527
	DeAnne Aguirre	53,233,934	11,628,304	1,286,713	62,194,527

		For	Against	Abstain	Broker Non-Votes
Proposal 2		56,068,806	6,417,109	3,663,036	62,194,527

		For	Against	Abstain	Broker Non-Votes
Proposal 3	All stockholders	52,618,130	11,069,871	2,460,950	62,194,527
	All stockholders excluding shares held by affiliates	46,991,610	11,069,871	2,460,950	62,194,527

		For	Against	Abstain	Broker Non-Votes
Proposal 4		124,568,440	1,780,065	1,994,973	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 20, 2025	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho Secretary